united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska  68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2022

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2022

1-866-209-1964
WWW.TEBERGFUND.COM

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear fellow shareholder,

The Teberg Fund (Fund) achieved a 12-month return of 7.83% for the period from April 1, 2021 through March 31, 2022, which is covered in this report. The Fund’s share price rose from $17.28 at the close of the first day of the period (April 1, 2021) to $18.32 by the end of the last day of the period (March 31, 2022).

We consider this a very respectable gain, although it’s certainly less spectacular than the 64.61% return we reported a year ago for the period from April 1, 2020 through March 31, 2021. Most of us realized this record-breaking performance was a rare exception which may never be repeated.

We weren’t celebrating when that period started on April 1, 2020, and the Teberg Fund’s share price had dropped to $9.93 by the end of the day. Fears surrounding the COVID-19 pandemic had made the previous three months (which ended on March 31, 2020) the Dow’s worst quarter in its 135-year history.

In sharp contrast to the gloom at the start of the previous period, we were optimistic in April 2021 after witnessing a comeback for the history books. The good times were interrupted by some rocky days as the period progressed, but the market rebounded, and by January 4, 2022, the Dow Jones Industrial Average (Dow) had climbed to a period and all-time high of 36,800. and the Fund’s share price peaked at $19.77.

This rise temporarily halted near the close of the period due to Russia’s invasion of Ukraine on February 24, 2022. By March 8, 2022, the Dow closed at a period low of 32,633. A week later, on March 14, 2022, the Fund’s share price dropped to $16.84. This was slightly higher than its period low of $16.80 on May 12, 2021. Both the Dow and the Fund bounced back up before the period closed, as the world watched Ukraine fighting back.

Jumping ship versus staying the course . . .

Another contrast between the current and previous periods is that a year ago we felt good about having had the patience to ride out a major market meltdown. This year, there may be questions about whether we had too much patience and should have sold some positions in January 2022 at a high point. In hindsight, that looks like a good move, but it would have required looking past the continued positive technical indicators that have helped guide the Fund’s strategy of remaining nearly fully invested for several periods.

We only have to look back to the start of the previous period to see why acting on market jitters sometimes backfires. If we had liquidated positions on April 1, 2020 when the Fund’s share price was at $9.93, when would we have had the confidence to buy back? It seems we might have sacrificed some of the Fund’s positive gain during the period if we had ignored indicators that pointed to continued growth of its holdings.

The portfolio scorecard . . .

There were relatively few changes in the Fund’s portfolio during the period, which extended the unprecedented length of time it remained nearly fully invested. There were additional purchases of several exchange-traded funds (ETFs) later in the period, but otherwise there was minimal trading.

We were well aware in last year’s report that the sky-high, double-digit performance of every holding was highly unusual, and this year the numbers are certainly back to earth.

●	For example, the two ETFs tracking the semiconductor industry, which were the leaders with growth of more than 100.00% in the last period, turned in relatively modest returns of slightly less than 12.00% and 11.00%. Even though these returns pale in comparison to those in the last period, it’s gratifying that these superstar funds continue to add value to the portfolio.

●	Three other ETFs achieved double-digit gains. They included those tracking the NASDAQ and S&P 500® (S&P) indices with returns just under 14.00% each, and the financial sector ETF with a return just under 13.00%.

●	The ETF tracking the Dow gained just under 5.00%, which was in sharp contrast to its gain of just over 50.00% in the prior period.

●	It appears the most dramatic decline in the ETF returns when compared to last year were the two tracking the Russell 2000 and S&P Small Cap indices. Each gained more than 90.00% in the last reporting period and registered respective losses of just over 7.00% and 0.60% in the current period. The low-priced stock mutual fund had a fallback from a gain of slightly more than 70.00% last year to a gain just under 7.00% this year.

●	The ETF tracking the S&P Midcap index also had a major drop from last year when it gained more than 80%. Its current-period negative return of approximately -0.40% was reduced in part by a purchase of additional shares in November 2021 and a partial sale in 2022. The same untimely purchase and subsequent sale of a health care ETF was likely responsible for it ending in the red with a loss of just over 3.00%.

●	The only equity holding in the portfolio was near the bottom last year with a return of nearly 40.00%. This period, it emerged in first place with a gain of approximately 37.00%, showing that consistency sometimes outperforms a meteoric, short-term rise.

●	This is also somewhat true of the four high-yield bond funds in the portfolio, which were in the black but at the bottom last year. All managed to gain in the current period with returns ranging from nearly 11.00% to 0.50%. Sales of partial shares of some of these funds during the period likely affected their returns.

Plenty of drama and more records broken . . .

Again, our discussion of market performance during the period is mainly focused on the Dow, which is generally considered the most widely-watched index.

The Dow netted a 1,696-point gain during the period. It ended the previous period on March 31, 2021 at 32,982. By the end of the final day of the period on March 31, 2022, it had risen to 34,678.

Following is a brief summary of each of the four quarters in the period, focusing on some of the top-10 days the Dow gained the most points and the top-10 days it lost the most points by the close:

●	The period started strong in the second quarter of 2021. The Dow broke the 34,000-point ceiling for the first time on April 15, 2021 when it closed at 34,036. This followed news of a rebound in retail sales and a drop in jobless claims, which seemed further evidence that the economy was climbing out of its pandemic slump. The Dow changed course and lost 682 points on May 12, 2021, which landed it on the list of top-10 drops during the period. This was the third consecutive day of losses, which affected not only the Dow but also caused the S&P and NASDAQ to plummet. Higher-than-expected inflation appeared to be a driving force behind this downturn. Inflation had spiked 4.2% from a year earlier, which was considered its fastest increase since 2008. Even though it was good news that the U.S. economy was recovering from the pandemic, the record number of unfilled job openings was worrisome. Investors also seemed nervous that the Federal Reserve might adjust favorable monetary policies to curb inflation.

●	During the week of June 14, 2021, the Dow had a five-day losing streak and dropped more than 3.00%. A remark on that Monday from a Fed official that an uptick in inflation remained a risk for the economy seemed to start the downslide, although investors were already nervous about his mention on the previous Friday of a possible interest rate hike in 2022.

●	The Dow rallied on June 21, 2021 with a 587-point increase (one of the top-10 gains in the period), and the S&P and NASDAQ also rose. This rally followed remarks from another Fed official that the economy might not be ready for a change in monetary policy.

●	The third quarter of 2021 had some notable short periods of volatility in July and September 2021. The Dow dropped 946 points during the trading day on July 19 but recovered somewhat to close down 726 points. The highly-contagious Delta variant seemed to be spreading worldwide, including in the U.S. where the seven-day average number of coronavirus cases had more than doubled over the past week. Shares of companies in sectors expected to profit most from the reopening of the economy were hit the hardest.

●	The next day, on July 20, 2021, the Dow recovered much of that loss when it rose 550 points. The Dow’s rise on July 23, 2021 wasn’t as large, but it marked the first time the index closed above the 35,000 ceiling, believed to be boosted by reports of strong tech stock earnings and a slight rise in the 10-year Treasury yield.

●	Other top-10 days in the quarter registered near the end when the Dow had respective drops of 614 and 569 on the 20th and 28th of September 2021. At home, fears about the Delta variant and increased inflation were again considered factors in the decline, along with a concern about the debt ceiling. Far away, news that one of China’s largest real estate companies, Evergrande, was at risk of default posed a potentially serious threat to the global economy.

●	The Dow’s third 1,000-point ceiling break in the period happened in the fourth quarter of 2021, when on November 2, it ended the day above 36,000. Market watchers noted that this fulfilled the prediction of the book Dow 36,000: The New Strategy for Profiting from The Coming Rise of the Stock Market. The book was written in 1999 at the peak of the dot-com bubble, which burst in the following year. The authors speculated that the Dow would rise from the current level of approximately 10,000 to 36,000 in a few years. Instead, it took more than two decades.

●	Two other notable days in the period were November 26 and November 30 when the Dow lost 905 and 652 points respectively. The 905-point drop was the largest in the entire period. The downturn was blamed on reports that the Omicron coronavirus variant had been identified in South Africa. This trajectory changed considerably near the end of the quarter with three of the Dow’s top-10 rises in the period coming in December 2021. It was theorized that the Dow’s 618-point rise on December 2nd might have been a rebound from previous losses generated by worries about the Omicron variant. News that one of the first U.S. diagnosed cases of the variant produced only mild symptoms (in a Minnesota resident who had visited New York) was considered a hopeful sign that the variant might be more benign than first expected. The next of the top-10 positive days of the period came shortly afterward on December 6 when the Dow rose 647 points, again on relatively positive news about Omicron. The variant’s less threatening outlook seems to have also fueled the last big rally in the quarter on December 21, when the Dow gained another 561 points.

●	Fears about COVID-19 and its variants seemed to relinquish the headlines in the first quarter of 2022, which ended the period. Russia’s threat to Ukraine took the spotlight and sparked four of the most volatile days of the period. First, the Dow dropped 622 points on February 17 as news that a Russian invasion was imminent. It bounced back up 835 points on February 25, when it was speculated that the conflict wouldn’t necessarily devastate the U.S. economy despite the possible rise in energy prices. This seesaw motion was repeated on March 7 with the Dow dropping 797 points, the second-largest decline in the period. On this date, oil prices were the highest since 2008, and there was talk of a ban on Russian energy imports. Although the Russia-Ukraine conflict remained in the forefront, the Dow rose 654 points on March 9, perhaps due to theories that the war was already priced into the market. There was also speculation that some sectors would benefit from the interest rate hike, which proved valid when financial stocks rose.

A milestone . . .

The Teberg Fund celebrates its 20th anniversary on April 1, 2022. Remarkably, many of the Fund’s shareholders have been with us since its first year of operation in 2002. Together we’ve witnessed many challenges at home and around the world. Many of our recent conversations with shareholders include mention of the heartbreaking images from Ukraine. That puts our weariness with our never-ending winter in perspective and makes us appreciate where we are.

In closing, we wish you health, peace (and some long-overdue sunshine),

Curtis A. Teberg
Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The S&P SmallCap 600 Index is composed of 600 constituent companies and measures the performance of the small-cap segment of the market. The S&P MidCap 400 Index is composed of 400 constituent companies and measures the performance of the mid-cap segment of the market.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

9199-NLD 04/29/2022

THE TEBERG FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

Comparison of the change in value of a hypothetical $10,000 investment in The Teberg Fund versus the S&P 500® Total Return Index and the Dow Jones Industrial Average.

The Fund’s performance figures for the periods ended March 31, 2022, compared to its benchmarks:

		Five Year	Ten Year
	One Year	(Annualized)	(Annualized)
The Teberg Fund	7.83%	13.05%	7.88%
S&P 500® Total Return Index	15.65%	15.99%	14.64%
Dow Jones Industrial Average	7.11%	13.40%	12.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.43%, before any fee waivers, per the August 1, 2021 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

THE TEBERG FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
March 31, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period October 1, 2021 and held for the entire period through March 31, 2022.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period	Annualized
	Value	Value	(10/1/2021 to	Expense
	(10/1/2021)	(3/31/2022)	3/31/2022)(a)	Ratio
THE TEBERG FUND
Actual	$1,000.00	$1,026.90	$8.84	1.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80	1.75%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE TEBERG FUND
ALLOCATION OF PORTFOLIO ASSETS
March 31, 2022 (Unaudited)

Percentages represent market value as a percentage of total investments as of March 31, 2022.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

THE TEBERG FUND
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 8.5%
	INSURANCE - 8.5%
6	Berkshire Hathaway, Inc., Class A(a)	$3,173,526

	TOTAL COMMON STOCKS (Cost $714,296)	3,173,526

	EXCHANGE-TRADED FUNDS — 81.6%
	EQUITY - 81.6%
37,625	Financial Select Sector SPDR Fund	1,441,790
17,400	Invesco QQQ Trust Series 1	6,308,195
22,549	iShares Core S&P Small-Cap ETF	2,432,586
8,674	iShares Russell 2000 ETF	1,780,512
7,850	iShares Semiconductor ETF	3,715,248
11,400	SPDR Dow Jones Industrial Average ETF Trust	3,953,862
9,800	SPDR S&P 500 ETF Trust	4,426,072
750	SPDR S&P MidCap 400 ETF Trust	367,838
22,500	VanEck Semiconductor ETF	6,070,275
		30,496,378

	TOTAL EXCHANGE-TRADED FUNDS (Cost $13,069,563)	30,496,378

	OPEN END FUNDS — 9.9%
	EQUITY - 3.8%
26,786	Fidelity Low-Priced Stock Fund	1,407,580

	FIXED INCOME - 6.1%
726,495	Franklin Income Fund, Advisor Class	1,816,238
11,919	John Hancock High Yield Fund, Class I	38,857
49,515	PIMCO High Yield Fund, Institutional Class	421,377
		2,276,472
	TOTAL OPEN END FUNDS (Cost $3,380,277)	3,684,052

	SHORT-TERM INVESTMENTS — 0.1%
	MONEY MARKET FUNDS - 0.1%
38,449	STIT - Government & Agency Portfolio, Institutional Class, 0.21% (Cost $38,449)(b)	38,449

	TOTAL INVESTMENTS - 100.1% (Cost $17,202,585)	$37,392,405
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(42,613)
	NET ASSETS - 100.0%	$37,349,792

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of March 31, 2022.

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2022

ASSETS:
Investments in securities at cost	$17,202,585
Investments in securities at value	$37,392,405
Dividends and interest receivable	30,541
Prepaid expenses and other assets	4,816
TOTAL ASSETS	37,427,762

LIABILITIES:
Payable for Fund shares redeemed	9,743
Accrued advisory fees	30,684
Payable to related parties	8,982
Distribution (12b-1) fees payable	7,734
Payable to auditors	15,910
Other accrued expenses	4,917
TOTAL LIABILITIES	77,970

NET ASSETS	$37,349,792

NET ASSETS CONSIST OF:
Paid in capital	$18,662,184
Accumulated Earnings	18,687,608
NET ASSETS	$37,349,792

NET ASSET VALUE PER SHARE:
Net Assets	$37,349,792
Shares of beneficial interest outstanding ($0.01 par value, unlimited shares authorized)	2,038,400
Net asset value (net assets / shares outstanding), offering and redemption price per share	$18.32

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 2022

INVESTMENT INCOME
Dividend income	$477,150
Interest income	344
TOTAL INVESTMENT INCOME	477,494

EXPENSES
Investment advisory fees	498,603
Distribution (12b-1) fees	99,721
Administrative services fees	48,192
Transfer agent fees	32,821
Fund accounting fees	29,795
Compliance officer fees	20,996
Audit fees	16,000
Printing and postage expenses	14,411
Legal fees	13,911
Trustees’ fees and expenses	12,536
Registration fees	11,164
Custody fees	6,261
Insurance expense	2,604
Third party administrative servicing fees	556
Miscellaneous expenses	2,447
TOTAL EXPENSES	810,018
Less: Fees waived by Advisor	(111,879)
NET EXPENSES	698,139
NET INVESTMENT LOSS	(220,645)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from security transactions	538,408
Capital gain distributions from regulated investment companies	160,685
Net change in unrealized appreciation of investments	2,640,601
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,339,694

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,119,049

See accompanying notes to financial statements.

THE TEBERG FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
FROM OPERATIONS:
Net investment loss	$(220,645)	$(12,892)
Net realized gain/(loss) from investments	538,408	(103,601)
Capital gain distributions from regulated investment companies	160,685	99,281
Net change in unrealized appreciation on investments	2,640,601	14,951,384
Net increase in net assets resulting from operations	3,119,049	14,934,172

DISTRIBUTIONS TO SHAREHOLDERS:
Total distribution paid	—	(157,615)
Net Decrease in Net Assets Resulting From Distributions to Shareholders	—	(157,615)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	7,274,292	96,279
Net asset value of shares issued in reinvestment of distributions to shareholders	—	157,315
Payments for shares redeemed	(9,144,839)	(2,874,999)
Net decrease in net assets resulting from shares of beneficial interest	(1,870,547)	(2,621,405)

TOTAL INCREASE IN NET ASSETS	1,248,502	12,155,152

NET ASSETS
Beginning of year	36,101,290	23,946,138
End of year	$37,349,792	$36,101,290

SHARE ACTIVITY:
Shares sold	402,988	7,518
Shares reinvested	—	10,097
Shares redeemed	(489,857)	(201,332)
Net decrease in shares of beneficial interest outstanding	(86,869)	(183,717)

See accompanying notes to financial statements.

THE TEBERG FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2022	March 31, 2021	March 31, 2020	March 31, 2019	March 31, 2018
Net asset value, beginning of year	$16.99	$10.37	$11.52	$11.13	$10.20

Activity from investment operations:
Net investment income (loss)(a),(b)	(0.10)	(0.01)	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments	1.43	6.70	(1.14)	0.40	0.96
Total from investment operations	1.33	6.69	(1.07)	0.47	1.03

Less distributions from:
Net investment income	—	(0.07)	(0.08)	(0.08)	(0.10)

Net asset value, end of year	$18.32	$16.99	$10.37	$11.52	$11.13

Total Return (c)	7.83%	64.61%	(9.44)%	4.31%	10.12%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$37,350	$36,101	$23,946	$27,732	$29,816
Ratio of expenses to average net assets:(d)
Before expense waiver	2.03%	2.16%	2.22%	2.21%	2.18%
After expense waiver	1.75%	1.75%	1.75%	1.75%	1.75%

Ratio of net investment income/(loss) to average net assets:(b)(d)
Before expense waiver	(0.83)%	(0.45)%	0.09%	0.17%	0.22%
After expense waiver	(0.55)%	(0.04)%	0.56%	0.63%	0.65%
Portfolio turnover rate	3.52%	1.13%	1.44%	1.80%	41.03%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return assumes reinvestment of all dividends and distributions, if any.

(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes to financial statements

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2022

1.	ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix)   the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2022 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,173,526	$—	$—	$3,173,526
Exchange-Traded Funds	30,496,378	—	—	30,496,378
Open End Funds	3,684,052	—	—	3,684,052
Short-Term Investment	38,449	—	—	38,449
Total	$37,392,405	$—	$—	$37,392,405

The Fund did not hold any Level 2 or 3 securities during the year.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

Federal Income Tax – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2019 to March 31, 2021, or expected to be taken in the Fund’s March 31, 2022 year-end tax returns. The Fund identifies its current major tax jurisdictions as U.S. federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

3.	PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. government securities, for the year ended March 31, 2022, amounted to $1,353,119 and $3,419,307, respectively.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund. Subject to the oversight of the Board, the Adviser is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Adviser directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2022, the Adviser earned advisory fees of $498,603.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed at least until July 31, 2022, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the fiscal year ended March 31, 2022, the Adviser waived $111,879 in fees under the Waiver Agreement.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lesser of the expense limitation then in place or in place at time of waiver, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of March 31, 2022, the total amount of expense reimbursement subject to recapture amounted to $372,601, of which $133,023 will expire on March 31, 2023, $127,699 will expire on March 31, 2024, and $111,879 will expire on March 31, 2025.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Pursuant to the Plan, $99,721 in distribution fees were incurred during the fiscal year ended March 31, 2022.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021 was as follows:

	For the Year	For the Year
	Ended March	Ended March
	31, 2022	31, 2021
Ordinary income	$—	$157,615
Total distributions paid	$—	$157,615

There were no Fund distributions for the year ended March 31, 2022.

At March 31, 2022, the components of distributable earnings/(deficit) on a tax basis were as follows:

Unrealized
	Undistributed	Accumulated	Post October			appreciation	Total
	long-term	capital and	loss and late	Capital loss	Other book/	on	accumulated
Undistributed ordinary income	capital gains	other losses	year loss	carry forwards	tax differences	investments	earnings
$—	$—	$—	$(78,691)	$(1,419,790)	$—	$20,186,089	$18,687,608

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $78,691.

At March 31, 2022, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$(1,419,790)	$—	$(1,419,790)	$685,845

At March 31, 2022, the tax cost of investments and unrealized appreciation/(depreciation) are as follows:

			Net unrealized
Tax cost of	Gross unrealized	Gross unrealized	appreciation on
investments	appreciation	depreciation	investments
$17,206,316	$20,209,520	$(23,431)	$20,186,089

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended March 31, 2022 as follows:

Paid-In Capital	Distributable Earnings
$(154,959)	$154,959

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, Constellation Trust held approximately 46.3% of the voting securities of the Fund.

THE TEBERG FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2022

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of The Teberg Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of shares of beneficial interest in Northern Lights Fund Trust III (the “Fund”), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended March 31, 2018 were audited by other auditors, whose report dated May 30, 2018 expressed an unqualified opinion on such financials highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust III since 2012.

Philadelphia, Pennsylvania

May 26, 2022

THE TEBERG FUND

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended March 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

THE TEBERG FUND

SUPPLEMENTAL INFORMATION (UNAUDITED)

March 31, 2022

Renewal of Advisory Agreement – The Teberg Fund*

In connection with a meeting held on November 30 - December 1, 2021, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the First Associated Investment Advisors, Inc. (“FAIA”) and the Trust, with respect to The Teberg Fund (“Teberg”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to Teberg and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Board noted FAIA was founded in 1988 and had approximately $40.9 million in assets under management. The Board reviewed the background information of key investment personnel responsible for Teberg and noted the portfolio manager’s financial industry experience. The Board noted that FAIA evaluated economic and market indicators to assist in investment decision making and applied its own research of historical market patterns and theories to identify what it believed to be the optimal time to invest in certain types of instruments. The Board discussed that FAIA took a conservative approach to risk management through portfolio sector diversification and the use of stop-loss orders when appropriate. The Board remarked that FAIA monitored compliance with Teberg’s investment limitations using pre- and post-trade checklists and tracked each holding in Teberg’s portfolio using a software program. The Board observed that FAIA maintained an adequate risk management and compliance culture. It acknowledged that Teberg was the longest-operating fund within its peer group and that FAIA had developed and nurtured a loyal shareholder base. The Board concluded that it expected FAIA to continue to provide satisfactory service to Teberg and its shareholders.

Performance. The Board remarked that Teberg earned a five-star Morningstar rating. The Board observed that Teberg outperformed its Morningstar category across all periods, outperformed its peer group over the 1-year, 3-year, and 5-year periods and was on par with its peer group over the since inception period. The Board remarked that Teberg outperformed the S&P 500 Total Return Index over the 1-year period. The Board recognized that Teberg had provided consistent returns since its inception, with a top quartile ranking across all periods.

Fees and Expenses. The Board acknowledged that FAIA’s 1.25% advisory fee for Teberg was equal to the high of its peer group and Morningstar category. The Board noted that FAIA’s 1.75% net expense ratio was higher than the Morningstar category average and median and peer group average, but lower than the peer group median and category high. The Board discussed the impact of the expense limitation agreement on the advisory fee actually paid, and FAIA’s position that it would be difficult to maintain quality service with further fee concessions. Given these and other considerations, the Board concluded that FAIA’s advisory fee for Teberg was not unreasonable.

Economies of Scale. The Board discussed the asset size of Teberg and its prospects for continued growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted FAIA agreed to discuss the implementation of breakpoints as Teberg’s assets grew and FAIA achieved material economies of scale related to its operation. The Board agreed to monitor and revisit the issue at the appropriate time.

Profitability. The Board reviewed FAIA’s profitability analysis in connection with its management of Teberg and acknowledged that FAIA earned a modest profit. The Board concluded that FAIA’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from FAIA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee for Teberg was not unreasonable, and that renewal of the Advisory Agreement was in the best interests of the Teberg and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of Teberg.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, NE 68154.

Independent Trustees
				Number of
Name,				Funds
Address,	Position(s)	Length of		Overseen In
Year of	Held with	Service	Principal Occupation(s)	The Fund	Other Directorships Held
Birth	Registrant	and Term	During Past 5 Years	Complex*	During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of March 31, 2022, the Trust was comprised of 33 active portfolios managed by 17 unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

THE TEBERG FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
March 31, 2022

Officers of the Trust

Name,		Length of
Address,	Position(s) Held with	Service and
Year of Birth	Registrant	Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009- 2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-209-1964.

PRIVACY NOTICE

Northern Lights Fund Trust III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust III share information?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies.	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences.	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness.	NO	We don’t share.
For non-affiliates to market to you	NO	We don’t share.

QUESTIONS?	Call (402)-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust III

Who we are:
Who is providing this notice?	Northern Lights Fund Trust III
What we do:
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you:

■    open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■    affiliates from using your information to market to you.

■    sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Northern Lights Fund Trust III doesn’t share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

INVESTMENT ADVISER
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964; and on the Commission’s website at http://www.sec.gov.

Teberg - AR22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 – $13,000

2022 – $13,000

(b)	Audit-Related Fees

2021 – None

2022 – None

(c)	Tax Fees

2021 – $2,500

2022 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 – None

2022 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2021	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $2,500

2022 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 6/6/2022

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/6/2022